UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2020
KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54687	27-1627696
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On May 7, 2020, KBS Real Estate Investment Trust III, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at the offices of KBS, 800 Newport Center Drive, First Floor, Suite 140 Conference Center, Newport Beach, California 92660 and over the internet via live webcast. At the Annual Meeting, the Company’s stockholders voted in person or by proxy on the following proposals:
Proposal No. 1 To elect four directors to hold office for one-year terms.
Proposal No. 2 To ratify the appointment of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the year ended December 31, 2019.
Proposal No. 3 To remove Section 5.11 from the Company’s charter (the “Charter Amendment Proposal”). This proposal will not take effect unless Proposal 4 below is also approved.
Proposal No. 4 To approve the acceleration of the payment of incentive compensation to KBS Capital Advisors LLC, the Company’s external advisor (the “Advisor”), in the form of restricted shares of the Company’s common stock (the “Acceleration of Incentive Compensation Proposal”). This proposal will not take effect unless Proposal 3 above is also approved.
Proposal No. 5 To permit the Company to proceed with voting on and approval of only the proposals that have received sufficient votes to be approved at the Annual Meeting, and subsequently, to adjourn the Annual Meeting to solicit additional proxies to vote in favor of any proposal that had not received sufficient votes to be approved at the Annual Meeting (the “Adjournment Proposal”)
For a detailed description of each of the proposals submitted for stockholder vote at the Annual Meeting, see the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on January 9, 2020 (the “Proxy Statement”).
Proposal No. 1. All of the director nominees were elected. The number of votes cast for and votes withheld from each of the director nominees and the number of broker non-votes were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Charles J. Schreiber, Jr.	106,064,233	6,495,826	34,422,785
Jeffrey A. Dritley	105,934,922	6,625,137	34,422,785
Stuart A. Gabriel, Ph.D.	106,040,535	6,519,524	34,422,785
Ron. D. Sturzenegger	105,778,977	6,781,082	34,422,785
The voting was closed on the election of directors.
Proposal No. 2. The appointment of E&Y was ratified. The number of votes cast for and votes cast against, and the number of abstentions with respect to, the ratification of the appointment of E&Y as the Company’s independent registered public accounting firm for the year ended December 31, 2019 were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of E&Y Appointment	141,086,960	1,750,880	4,145,004	—
The voting was closed on the ratification of the appointment of E&Y.
Proposal No. 3. The Charter Amendment Proposal was approved. The number of votes cast for and votes cast against, and the number of abstentions and broker non-votes with respect to, the Charter Amendment Proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Charter Amendment Proposal	95,802,657	8,845,088	7,912,314	34,422,785
The voting was closed on the Charter Amendment Proposal.
Proposal No. 4. The Acceleration of Incentive Compensation Proposal was approved. The number of votes cast for and votes cast against, and the number of abstentions and broker non-votes with respect to, the Acceleration of Incentive Compensation Proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Acceleration of Incentive Compensation Proposal	93,273,983	11,187,374	8,098,702	34,422,785
The voting was closed on the Acceleration of Incentive Compensation Proposal.

Proposal No. 5. The Adjournment Proposal was approved. The number of votes cast for and votes cast against, and the number of abstentions with respect to, the Adjournment Proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Adjournment Proposal	133,855,871	7,080,082	6,046,891	—
The voting was closed on the Adjournment Proposal.
More Information; Implementation of the Charter Amendment Proposal and the Acceleration of Incentive Compensation Proposal
For more information about the Charter Amendment Proposal and the Acceleration of Incentive Compensation Proposal, please refer to the Proxy Statement, which is available on the website of the Securities and Exchange Commission (the “SEC”) at the address www.sec.gov and is incorporated herein by reference. As described in the Proxy Statement, the Charter Amendment Proposal will be effected by the Company’s filing of the Articles of Amendment attached to the Proxy Statement as Exhibit A (the “Articles of Amendment”) with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT.
Implementation of the Charter Amendment Proposal and the Acceleration of Incentive Compensation Proposal both remain subject to further approval of the Company’s conflicts committee, after the proposed amount of the accelerated payment of the incentive fee has been determined. Although the Company intends to file the Articles of Amendment and implement the Proposed NAV REIT Conversion substantially as described in the Proxy Statement, the Company’s board of directors may delay the filing of the Articles of Amendment, the acceleration of incentive compensation to the Advisor and the implementation of the Proposed NAV REIT Conversion until it deems appropriate to do so and may decide, in its sole discretion, not to go forward at all with the Articles of Amendment or the Proposed NAV REIT Conversion. Even if the Company’s board of directors files the Articles of Amendment as proposed and approved by the Company’s stockholders, the board of directors will still have the authority to change other aspects of the Proposed NAV REIT Conversion. Such changes may be deemed appropriate for a variety of reasons, including but not limited to regulatory, capital-raising or business considerations, all of which can change over time.
Cautionary Note Regarding Forward-Looking Statements
The information herein and in the Proxy Statement include forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Such statements include, in particular, statements about the Company’s plans, strategies, and prospects. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Such statements are subject to known and unknown risks and uncertainties. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. See Part I, Item 1A in the Company’s Annual Report on Form 10-K filed with the SEC on March 6, 2020 and Part II, Item 1A in the Company’s Quarterly Reports for a discussion of some of the risks and uncertainties, although not all risks and uncertainties, that could cause actual results to differ materially from those presented in the Company’s forward-looking statements.
The Company’s conflicts committee, which is composed of all of its independent directors, has approved the pursuit of the Company’s conversion to a perpetual-life NAV REIT. However, the Company’s conversion to an NAV REIT remains subject to further approval of the conflicts committee and board of directors, and regulatory, market or business considerations, including the impact of the COVID-19 pandemic on the markets and the Company’s operations, may influence the Company to delay the implementation of the NAV REIT conversion or abandon conversion to an NAV REIT. Even if the Company converts to an NAV REIT, there is no assurance that the Company will successfully implement its strategy. Stockholders may have to hold their shares for an indefinite period of time. The Company can provide no assurance that it will be able to provide additional liquidity to stockholders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Ex.	Description

99.1	Definitive Proxy Statement on Schedule 14A, filed January 9, 2020 and incorporated herein by reference

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: May 8, 2020	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary